LVIP Goldman Sachs Income Builder Fund Supplement Dated June 10, 2019 to the Prospectus, Summary Prospectus, and the Statement of Additional Information dated May 1, 2019

This Supplement updates certain information in the Prospectus, Summary Prospectus and Statement of Additional Information for the LVIP Goldman Sachs Income Builder Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

On March 5, 2019, the Board of Trustees of the Fund approved a plan of liquidation (the “Plan”) for the Fund, a series of Lincoln Variable Insurance Products Trust (the “Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Fund for investment through those policies or contracts and therefore have a beneficial interest in shares of the Fund (“Beneficial Owners”). The liquidation of the Fund will occur only if the Plan is approved by Beneficial Owners. The Fund will be mailing Beneficial Owners a proxy statement with important information they should consider before voting on the plan. If approved, the liquidation of the Fund is expected to occur on or about October 18, 2019 (“Liquidation Date”).

Transfers in and out of the Fund.    At any time prior to the Liquidation Date, Beneficial Owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment offered in your product. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date.

Please keep this Supplement with your Fund documents and other important records.